OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2019
OTHER ASSETS [Abstract]
Other Assets
The principal components of the Company’s other assets are as follows (dollars in thousands):

	December 31, 2019	December 31, 2018
Portfolio B orderbook value	$100,935	$103,951
Equity certificates	16,048	5,747
Value added tax receivables, net	7,714	6,016
Investment in unconsolidated subsidiary	259	2,908
Other assets	4,421	6,338
Total other assets	$129,377	$124,960